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                                                                  Exhibit 10(gg)

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT ("Agreement") is made and entered into as of the 10th day of December, 1999 by and between E.THREE CUSTOM ENERGY SOLUTIONS, LLC, A NEVADA LIMITED LIABILITY COMPANY, ("Tenant"), FITZGERALDS LAS VEGAS, INC., A NEVADA CORPORATION (either "Landlord" or "Customer"), and FOOTHILL CAPITAL CORPORATION, A CALIFORNIA CORPORATION ("Lender").

                                    RECITALS

     A. Lender is the Beneficiary under that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents dated as of October 29, 1998 (as supplemented and otherwise amended from time to time) (hereinafter "Mortgage") by and among Landlord, as Trustor, in favor of Lawyers Title Insurance Corporation, as Trustee, for the benefit of Lender, as Beneficiary. The Mortgage encumbers the Real Estate (hereinafter defined) and secures future advances up to a principal indebtedness equal to $15,000,000.

     B. Tenant will be entering into a lease agreement (such lease agreement, together with all amendments and modifications thereof, is hereinafter referred to as the "Lease") with Landlord, pursuant to which Tenant leased a certain parcel of land in Las Vegas, Nevada (the "Real Estate") legally described in Exhibit A attached hereto.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

     1. Prior to pursuing any remedy available to Tenant under the Lease and/or the Chilled Water Agreement, at law or in equity as a result of any failure of Landlord to perform or observe any covenant, condition, provision or obligation to be performed or observed by Landlord under the Lease and/or that certain chilled water service agreement, of even date herewith, executed by Tenant, as "Supplier", and Landlord, as "Customer" (the "Chilled Water Agreement") (any such failure hereinafter referred to as a "Fitzgerald's Default"), Tenant shall: (a) provide Lender with a notice of Fitzgerald's Default specifying the nature thereof and the section of the Lease or the Chilled Water Agreement under which same arose, and (b) allow Lender thirty
(30) days following receipt of such notice of Fitzgerald's Default to cure the same, provided, however, that, if such Fitzgerald's Default is not readily curable within such thirty (30) day period, Tenant shall give Lender such additional time as Lender may reasonably need to cure such Fitzgerald's Default so long as Lender is diligently pursuing a cure, Tenant shall not pursue any remedy available to it as a result of any Fitzgerald's Default unless Lender fails to cure same within the time period specified above.

     2. Tenant covenants with Lender that the Lease and the Chilled Water Agreement shall be subject and subordinate to the lien and all other provisions of the Mortgage and the other documents evidencing or securing the loan secured by the Mortgage (the "Other Loan Documents") and to all modifications and extensions thereof, to the full extent of all principal, interest and all other amounts secured thereby. Without limiting the generality of the foregoing subordination provision, Tenant hereby agrees that any of its right, title and interest in and to


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condemnation awards (or other similar awards arising from eminent domain proceedings) with respect to condemnation (or similar taking) of any of the Real Estate, shall be subject and subordinate to Lender's right, title and interest in and to such awards, except to the extent of any such award specifically allocated to the value of Tenant's personal property, trade fixtures installed by Tenant, at Tenant's cost, and/or other improvements installed by Tenant, at Tenant's cost, located thereon.

     3. Tenant acknowledges that Landlord has collaterally assigned to Lender all leases affecting the Real Estate, including the Lease, and the rents due and payable under such leases, in connection therewith, Tenant and Landlord agree that, upon receipt of a demand by Lender for direct payment to Lender of the rents due under the Lease, Tenant shall honor such demand and make all subsequent rent payments directly to Lender, and Landlord waives all rights to such rent payments in such event.

     4. Lender agrees that so long as Tenant is not in default under the Lease and/or the Chilled Water Agreement:

          (a) Tenant shall not be named or joined as a party in any suit, action or proceeding for the foreclosure of the Mortgage or the enforcement of any rights under the Mortgage; and

          (b) The possession by Tenant of the Real Estate and Tenant's rights thereto shall not be disturbed, affected or impaired by, nor will the Lease or the term thereof be terminated or otherwise materially adversely affected by (i) any Suit, action or proceeding for the foreclosure of the Mortgage or the enforcement of any rights under the Mortgage, or by any judicial sale or execution or other sale of the Real Estate, or any deed given in lieu of foreclosure, or (ii) any default under the Mortgage.

     5. If Lender or any future holder of the Mortgage shall become the owner of the Real Estate by reason of foreclosure of the Mortgage or otherwise, or if the Real Estate shall be sold as a result of any action or proceeding to foreclose the Mortgage or transfer of ownership by deed given in lieu of foreclosure, the Lease and the Chilled Water Agreement shall continue in full force and effect, without necessity for executing any new lease, as a direct lease between Tenant and the new owner of the Real Estate as "landlord" upon all the same terms, covenants and provisions contained in the Lease (subject to the exclusions set forth in subparagraph (b) below), or executing a new chilled water agreement and in such event,

          (a) Tenant shall be bound to such new owner under all of the terms, covenants and provisions of the Lease and the Chilled Water Agreement for the remainder of the term thereof (including the extension periods, it Tenant elects of has elected to exercise its options to extend the term), and, upon Tenant's receipt of written notice from the former and new owner as to a change in ownership of the Real Estate, Tenant hereby agrees to attorn to such new owner and to recognize such new owner as "landlord" under the Lease and to recognize such new owner as "customer" as long as there exists no Customer Default under the Chilled Water Agreement at the time of the receipt of said written notice;



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          (b)  Such new owner shall be bound to Tenant under all of the terms, covenants and provisions of the Lease and the Chilled Water Agreement for the remainder of the term thereof (including the extension periods, if Tenant or Customer, as applicable, elects or has elected to exercise its options to extend the term); provided, however, that such new owner shall not be:

               (i) liable for any act or omission of any prior landlord (including Landlord) or any prior customer (including Customer) that is not then continuing under the Lease and the Chilled Water Agreement; provided, however, that Tenant's sole remedy against Lender with respect to any act or omission of any prior landlord (including Landlord) that is then continuing under the Lease and the Chilled Water Agreement shall be to assert against Lender any offsets of rent, if any, or other defenses which Tenant has against any landlord under the Lease and/or against any customer under the Chilled Water Agreement (including Landlord) (subject to the limitations set forth in clause (ii) below);

               (ii) subject to any offsets or defenses which Tenant has against any prior landlord (including Landlord) or any prior customer (including Customer) unless Tenant shall have provided Lender with (A) notice of the Fitzgerald's Default that gave rise to such offset or defense and (B) the opportunity to cure the same, all in accordance with the terms of Section 1 above;

               (iii) bound by any base rent, additional rent or any other amounts payable under the Lease which Tenant might have paid in advance for more than the current month to any prior landlord (including Landlord), excluding, however, any offsets or rent credits pursuant to the terms of the Chilled Water Agreement;

               (iv) liable to refund or otherwise account to Tenant for any security deposit not actually paid over to such new owner by Landlord;

               (v) bound by any amendment or modification of the Lease and the Chilled Water Agreement made without Lender's consent;

               (vi) bound by, or liable for any breach of, any representation or warranty or indemnity agreement contained in the Lease and/or the Chilled Water Agreement or otherwise made by any prior landlord (including Landlord) or by any prior customer (including Customer);

               (vii) liable for the payment of any allowance or other amount payable to the Tenant under the Lease and/or the Chilled Water Agreement or the performance of any work required to be performed by the Landlord under the Lease and/or the Customer under the Chilled Water Agreement; or

               (viii) liable for any breach of the Lease by any successor landlord or for any breach of the Chilled Water Agreement by any successor customer except during any period that Lender is the landlord under the Lease or a customer under the Chilled Water Agreement.



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     6.   Any notices, communications and waivers under this Agreement shall be in writing and shall be (i) delivered in person, (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested or (iii) by overnight express carrier, addressed in each case as follows:

          To Lender:       Foothill Capital Corporation
                           11111 Santa Monica Boulevard
                           Suite 1500 Los Angeles, California 90025
                           Attn: Business Finance Division Manager
                           Facsimile: (310) 478-9788

          With a copy to:  Brobeck, Phleger & Harrison, LLP
                           550 South Hope Street
                           Los Angeles, California 90071
                           Attn: John Francis Ililson, Esq.
                           Facsimile: (213) 745-3345

          To Landlord:     Fitzgeralds Las Vegas, Inc.
                           301 Fremont Street
                           Las Vegas, Nevada 89101
                           Attn: Kara Brown, General Counsel
                           Facsimile: (702) 382-5562

          With a copy to:  Fitzgeralds Gaming Corporation
                           301 Fremont Street
                           Las Vegas, Nevada 89101
                           Attn: Mike McPherson, Chief Financial Officer
                           Facsimile: (702) 382-5562

          To Tenant:       e.three Custom Energy Solutions, LLC
                           5450 West Sahara Avenue
                           Suite 200
                           Las Vegas, Nevada 89146
                           Facsimile: (702) 368-5768

          With a copy to:  Sierra Pacific Energy Corporation
                           5450 West Sahara Avenue
                           Suite 200
                           Las Vegas, Nevada 89146
                           Attn: General Counsel
                           Facsimile: (702) 368-5767

or to any other address as to any of the parties hereto, as; such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Paragraph shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next federal banking day immediately following the day sent, or

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(iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received.

     7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns and any nominees of Lender, all of whom are entitled to rely upon the provisions hereof. This Agreement shall be governed by the laws of the State of Nevada. This Agreement may be executed in multiple counterparts and all of such counterparts together shall constitute one and the same Agreement. Upon the effectiveness of this Agreement by the parties, Landlord, at Landlord's expense, shall cause the Agreement to be recorded in the Official Records of Clark County, Nevada.

     8. If the terms of this Agreement conflict with any of the terms of the Lease and/or the Chilled Water Agreement, the terms of this Agreement shall control any issue related to Lender.

     9. As a condition precedent to the effectiveness of this Amendment, Lender shall have received Amendment Number One to that certain Loan and Security Agreement by and between Foothill Capital Corporation and Fitzgeralds Gaming Corporation, dated as of December 9, 1999, duly executed by Fitzgeralds Gaming Corporation, a Nevada corporation, which shall be in form and substance satisfactory to Lender and be in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

Tenant:                                 Lender:

E.THREE CUSTOM ENERGY                   FOOTHILL CAPITAL CORPORATION,
SOLUTIONS, LLC                          a California corporation
a Nevada limited liability company

By:  /s/ JEFFREY C. KLEIN               By: /s/ TERESA W. BOLICK
   -------------------------------         ------------------------------------
Title:  Member Board of Managers        Title: Vice President/Account Executive
      ----------------------------            ---------------------------------
      JEFFREY C. KLEIN                        TERESA W. BOLICK

Landlord:

FITZGERALDS LAS VEGAS, INC.,
a Nevada corporation

By:  /s/ WILLIAM J. NOONAN
   -------------------------------
Title: Vice President/G.M.
      ----------------------------
      WILLIAM J. NOONAN


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STATE OF NEVADA                )
                               )     SS.
                               )
On this 10th day of December, 1999, personally appeared before me, a notary public in and for the county and late aforesaid, Jeffrey Klein the Member Board of Managers of E.THREE, CUSTOM ENERGY SOLUTIONS, LLC, a Nevada limited liability company, being the Person authorized to sign such documents for and on behalf of the aforesaid corporation, and known (or proven) to me to be the person described in and who executed the foregoing instrument, and acknowledged to me that he/she executed the same freely and voluntarily and for the uses and purposes set forth therein.
                                       ----------------------------------------
                                                    Notary Public
      /s/ Judith A. Koehn                         Notary Public-State Of Nevada
________________________________       [SEAL]           COUNTY OF CLARK
                                                        JUDITH A. KOEHN
My Commission Expires: 3/18/2000                     My Appointment Expires
                                                         March 18, 2000
                                       No. 92-2565-1
                                       ----------------------------------------

STATE OF NEVADA                )
                               )     SS.
                               )
On this 10th day of December, 1999, personally appeared before me, a notary public in and for the county and late aforesaid, William J. Noonan the Vice President of Fitzgeralds Las Vegas Inc., a Nevada Corp., being the Person authorized to sign such documents for and on behalf of the aforesaid ____________________, and known (or proven) to me to be the person described in and who executed the foregoing instrument, and acknowledged to me that he/she executed the same freely and voluntarily and for the uses and purposes set forth therein.
                                      ----------------------------------------
                                                   Notary Public
      /s/ Judith A. Koehn                        Notary Public-State Of Nevada
________________________________      [SEAL]           COUNTY OF CLARK
                                                       JUDITH A. KOEHN
My Commission Expires: 3/18/2000                    My Appointment Expires
                                                        March 18, 2000
                                      No. 92-2565-1
                                      ----------------------------------------


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CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

-------------------------------------------------------------------------------

STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF LOS ANGELES)

On December 10, 1999, before me, Margie Vargo-Navas, Notary Public
   -----------------             ----------------------------------------------
       DATE                 NAME, TITLE OF OFFICER, E.G. JANE COE. NOTARY PUBLIC

personally appeared Teresa M. Bolick
                    -----------------------------------------------------------
                                NAMES OF SIGNER(S)

[X] personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


      MARGIE VARGO-NAVAS                Witness my hand and official seal.
     Commission # 1130617
  Notary Public - California            /s/ Margie Vargo-Navas
      Los Angeles County                -------------------------------------
My Comm. Expires Mar. 23, 2001                  Signature of Notary

--------------------------------------------------------------------------------


                                OPTIONAL SECTION


CAPACITY CLAIMED BY SIGNER
Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to person's relying on the document.

[]   INDIVIDUAL

[X]  CORPORATE, Vice President
     OFFICERS__________________
                  Title(c)

[]  PARTNERS ([]) LIMITED ([]) GENERAL

[]  ATTORNEY-IN-FACT

[]  TRUSTEE(S)

[]  GUARDIAN/CONSERVATOR

[]  OTHER______________________
    ___________________________
    ___________________________

SIGNER IS REPRESENTING:
NAME OF PERSON(s) OR ENTITY(IES)

--------------------------------
  Foothill Capital Corporation
--------------------------------

--------------------------------------------------------------------------------


THIS                      TITLE OR TYPE OF DOCUMENT ----------------------------
CERTIFICATE               ------------------------------------------------------
MUST BE                         Non-Disturbance And Attornment Agreement
ATTACHED TO               ------------------------------------------------------
THE                       ------------------------------------------------------
DOCUMENT                  ------------------------------------------------------
DESCRIBED AT              NUMBER OF PAGES                  9
RIGHT:                                  ----------------------------------------
------------------------- DATE OF DOCUMENT       December, 1999
Though the data                           --------------------------------------
requested here is not     SIGNER(S) OTHER THAN NAMED ABOVE:
required by law, it          Parties on behalf of:
could prevent fraudulent  ------------------------------------------------------
reattachment of this         E. Three Custom Energy Solutions LLC
form                      ------------------------------------------------------
                             Fitzgeralds Las Vegas, Inc.
                          ------------------------------------------------------
--------------------------------------------------------------------------------

                                   EXHIBIT A


LEGAL DESCRIPTION OF LAND


ALL OF LOTS 23, 24, 25, 26 AND 27 OF BLOCK 30 OF CLARK'S LAS VEGAS TOWNSITE AS SHOWN BY MAP THEREOF ON FILE IN BOOK 1 OF PLANTS, PAGE 37, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TAX PARCEL NO.: 139-34-610-039




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